INCOME TAX	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
INCOME TAX

NOTE 10. INCOME TAX

The Company’s net deferred tax assets are as follows:

December 31, 2020
Deferred tax assets
Net operating loss carryforward	$21,990
Startup/ Organizational Expenses	43,197
Unrealized gain on marketable securities	(20,625)

Total deferred tax assets	44,562
Valuation Allowance	(44,562)

Deferred tax assets, net of allowance	$—

The provision for income taxes consists of the following:

December 31, 2020
Federal
Current	$—
Deferred	(44,562)
State and Local
Current	—
Deferred	—

Change in valuation allowance	44,562

Income tax provision	$—

As of December 31, 2020, the Company had $104,712 of U.S. federal net operating loss carryovers available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period from July 8, 2020 (inception) through December 31, 2020, the change in the valuation allowance was $44,562.

A reconciliation of the federal income tax rate to the Company’s effective tax rate is as follows:

December 31, 2020
Statutory federal income tax rate	21.0%
State taxes, net of federal tax benefit	0.0%
Business combination	(0.5)%
Change in fair value of warrant liability	(19.8)%
Offering costs allocated to warrant liability	(0.6)%
Valuation allowance	(0.1)%

Income tax provision	0.0%

The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination by the various taxing authorities. The Company’s tax returns for the year ended December 31, 2020 remain open and subject to examination. The Company considers Florida to be a significant state tax jurisdiction.

LCP Edge Intermediate, Inc. [Member]
INCOME TAX

Note 8 – Income Taxes

The income tax benefit for the three months ended March 31, 2021 and 2020 is $0.3 million and $2.6 million, respectively. The effective tax rate for the three months ended March 31, 2021 is 8.55%, which is lower than the federal statutory rate of 21.0% primarily due to the increase in valuation allowance and non-deductible expenses. The effective tax rate for the three months ended March 31, 2020 is 22.38%, which is greater than the federal statutory rate of 21.0% primarily due to the benefit for state taxes, partially offset by an increase in valuation allowance.

The Company has established a valuation allowance against a portion of its remaining deferred tax assets because it is more likely than not that certain deferred tax assets will not be realized. In determining whether deferred tax assets are realizable, the Company considered numerous factors including historical profitability, the amount of future taxable income and the existence of taxable temporary differences that can be used to realize deferred tax assets.

Additionally, the Company follows an accounting standard addressing the accounting for uncertainty in income taxes that prescribes rules for recognition, measurement and classification in the financial statements of tax positions taken or expected to be taken in a tax return. The Company has gross unrecognized tax benefits of $0.1 million for the three months ended March 31, 2021. The Company did not have any gross unrecognized tax benefits for the three months ended March 31, 2020.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was signed into law. The CARES Act provides numerous tax provisions and other stimulus measures, including temporary changes regarding the prior and future utilization of net operating losses, temporary changes to the prior and future limitations on interest deductions, temporary suspension of certain payment requirements for the employer portion of Social Security taxes, the creation of certain refundable employee retention credits, and technical corrections from prior tax legislation for tax depreciation of certain qualified improvement property (“QIP”).

HydraFacial believes it will be able to obtain federal tax refunds by carrying back its net operating loss for the year ended December 31, 2020. HydraFacial estimates the net operating loss carryback will result in a federal refund of approximately $4.5 million.

On December 27, 2020, the United States enacted the Consolidated Appropriations Act which extended many of the benefits of the CARES Act that were scheduled to expire. The Company does not expect a material impact of Consolidated Appropriations Act on its Condensed Consolidated Financial Statements and related disclosures.

On March 11, 2021 the United States enacted the American Rescue Plan Act of 2021 (“American Rescue Plan”). The American Rescue Plan includes various income and payroll tax measures. The Company does not expect a material impact of the American Rescue Plan on its Condensed Consolidated Financial Statements and related disclosures.

In June 29, 2020, the State of California passed Assembly Bill 85 which suspends the California net operating loss deduction for the 2020-2022 tax years and the R&D credit usage for the same period (for credit usages in excess of $5.0 million). These suspensions were considered in preparation of the year ended December 31, 2020 and three months ended March 31, 2021 Condensed Consolidated Financial Statements.

Note 9 – Income Taxes

On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (the “Act”), which significantly changed U.S. tax law. The Act lowered HydraFacial’s U.S. statutory federal income tax rate from 35% to 21% effective January 1, 2018, while also imposing a deemed repatriation tax on previously deferred foreign income. The Act also created a new minimum tax on certain foreign earnings and limitation of the tax deduction for interest expense.

The following table presents domestic and foreign components of net income (loss) before income taxes is as follows for each of the three years in the period ended December 31, 2020.

(in thousands)	2020	2019	2018
Domestic	$(40,135)	$(5,615)	$784
Foreign	1,652	2,680	(774)

Total net income (loss) before taxes	$(38,483)	$(2,935)	$10

The federal, state and foreign component of the income tax expense (benefit) are summarized as follows for each of the three years in the period ended December 31, 2020:

(in thousands)	2020	2019	2018
Current:
Federal	$(5,760)	$2,294	$2,404
State	79	305	938
Foreign	579	755	—

Total current tax expense (benefit)	(5,102)	3,354	3,342
Deferred:
Federal	(2,690)	(3,118)	(2,425)
State	(1,499)	(1,387)	(502)
Foreign	(17)	(146)	(88)

Total deferred tax benefit	(4,206)	(4,651)	(3,015)

Total tax (benefit) expense	$(9,308)	$(1,297)	$327

The effective tax rate of the provision for income tax differs from the federal statutory rate as follows for each of the three years in the period ended December 31, 2020:

	2020		2019		2018
Federal statutory income tax rate	(8,081)	21.0%	(616)	21.0%	2	21.0%
State taxes, net of federal benefit	(1,155)	3.0	(337)	11.5	56	560.0
Incentive Stock Compensation	76	(0.2)	45	(1.5)	13	130.0
Meals and Entertainment	79	(0.2)	135	(4.6)	51	510.0
GILTI	—	—	708	(24.1)	—	—
Section 250 Deduction	—	—	(486)	16.6	—	—
Foreign Tax Credit	—	—	(62)	2.1	—	—
Foreign Rate Differential	(6)	—	88	(3.0)	36	360.0
R&D Credit	(79)	0.2	—	—	—	—
State Rate Change, net of federal effect	(465)	1.2	(429)	14.6	227	2,270.0
Tax Cuts and Jobs Act Benefit	—	—	—	—	(251)	(2,510.0)
Change in valuation allowance	409	(1.1)	—	—	—	—
Other	(86)	0.2	(343)	11.7	192	1,920

Provision for taxes	(9,308)	24.1%	(1,297)	44.2%	327	3,261%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amounts more likely than not to be realized. The components of the deferred tax assets are as follows for the years ended December 31, 2020 and 2019:

(in thousands):	2020	2019
Deferred tax assets
State taxes	$19	$93
Accrued expenses	1,318	283
Inventories	2,421	2,168
Unfavorable Leasehold Interest	—	107
Accounts receivable	499	184
Section 163(j) Limitation	2,426	2,346
Net Operating Loss Carryforwards	423	107
Other	54

Total deferred tax assets	7,160	5,288
Deferred tax liabilities
Goodwill and intangibles	(7,761)	(11,323)
Prepaid expenses	(166)	(303)
Property and equipment	(2,541)	(1,720)

Total deferred tax liabilities	(10,468)	(13,346)
Valuation allowance	(409)	—

Net deferred tax liability	$(3,717)	$(8,058)

Our net deferred tax liability as presented in our consolidated balance sheet consist of the following items (in thousands):

(in thousands):	2020	2019
Deferred tax assets	$270	$232
Deferred tax liabilities	(3,987)	(8,290)

Net deferred tax liability	$(3,717)	$(8,058)

The Company has established a valuation allowance against a portion of its remaining deferred tax assets because it is more likely than not that certain deferred tax assets will not be realized. In determining whether deferred tax assets are realizable, the Company considered numerous factors including historical profitability, the amount of future taxable income and the existence of taxable temporary differences that can be used to realize deferred tax assets. The valuation allowance increased approximately $0.4 million in 2020 from 2019 primarily due to recognizing valuation allowances against deferred tax assets of certain state and foreign net operating loss carryforwards, state interest carryforwards, and deferred tax assets for credits.

At December 31, 2020, the Company had gross state and foreign net operating loss carryforwards of approximately $7.0 million and $0.4 million, respectively. The state losses expire beginning in 2025 and the foreign losses will carry forward indefinitely. The Company incurred a federal net operating loss in 2020 of $18.8 million, which will be carried back to prior tax years to claim refunds for federal taxes paid pursuant to the CARES Act (see below).

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, permits net operating loss (“NOL”) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The Company has evaluated the impact of the CARES Act, and intends to carryback its 2020 federal loss to recover federal taxes paid in prior years under the NOL carryback provision of the CARES Act, which would result in a refund of approximately $4.1 million of federal income taxes.

The CARES Act also contains modifications on the limitation of business interest for tax years beginning in 2019 and 2020. The modifications to Section 163(j) increase the allowable business interest deduction from 30% of adjusted taxable income to 50% of adjusted taxable income. This modification would increase the allowable interest expense deduction of the Company and result in less taxable income for the year-ended 2019, resulting in less utilization of net operating losses in that year. The change in the interest expense limitation pursuant to the CARES Act will have an impact to the 2019 and 2020 interest limitation. As a result of the CARES Act, it is anticipated that the Company will benefit by increasing its 2019 interest expense utilization and also electing to use certain provisions to increase its 2020 interest limitations.

As of December 31, 2020 and December 31, 2019, the Company had recorded gross unrecognized tax benefits of approximately $0.3 million and none, respectively. All of the unrecognized tax benefits as of December 31, 2020, if recognized, would not materially impact the effective tax rate. The Company recognizes interest expense and penalties associated with uncertain tax positions as a component of income tax expense. The Company has not recognized any interest or penalties because of losses.

A reconciliation of the beginning and ending balances of unrecognized tax benefits is as follows for the year ended December 31, 2020:

(in thousands)	2020
Unrecognized tax benefits at beginning of period	$—
Increases for tax positions in prior periods	235
Decreases for tax positions in prior periods	—
Increases for tax positions in current period	35
Settlements/statute expirations	—

Unrecognized tax benefits at end of period	$270

As of December 31, 2020, there were no unrecognized tax benefits that we expect would change significantly over the next 12 months.

The Company is subject to taxation and files income tax returns in the United States federal jurisdiction, many state and foreign jurisdictions. The Company is not currently under examination by income tax authorities in federal, state or other jurisdictions. The Company’s tax returns remain open for examination in the U.S for years 2018 through 2020. Our foreign subsidiaries are generally subject to examination three years following the year in which the tax obligation originated. The years subject to audit may be extended if the entity substantially understates corporate income tax.

APB 23 (codified as FASB ASC 740-10-25-3) allows an exception to the general rule that a U.S. multinational company must accrue U.S. taxes on foreign earnings of its controlled non-U.S. subsidiaries. The Company will continue to indefinitely reinvest earnings from its foreign subsidiaries, which are not significant.